2022 Virtual Investor Roadshow

January 27, 2022

Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, market and other conditions, Sigma Labs' business and financial condition, the extent of the market's acceptance of PrintRite3D version 7.0, Sigma Labs' ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, and the impact of COVID-19, general economic, industry or political conditions in the United States or internationally. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see disclosures contained in Sigma Labs' public filings with the SEC, including the "Risk Factors" in Sigma Labs' Annual Report on Form 10-K, and which may be viewed at www.sec.gov

Agenda

• Introduction and Recent Announcements	Mark Ruport
• Product Direction, Partner and OEM Strategy	Jacob Brunsberg
• Shifts in Business Model	Frank Orzechowski
• Future Milestones	Mark Ruport

Mark K. Ruport. - CEO



March 2020
- 30-year software veteran
-Public and private company experience

Jacob Brunsberg. - Sr. VP



Sept. 2021
- GE Additive Binder Jet P&L Leader
- Material Science degree

Frank Orzechowski. - CFO



July 2019
CPA with 30 years financial and operational experience

Recent Announcements

ACONITY 3D
ELABORATING YOUR ADDITIVE PRODUCTION

Agreement Allows End Users to Order PrintRite3D with Aconity3D's Line of Customizable Metal Printers

AUBURN UNIVERSITY
SAMUEL GINN COLLEGE OF ENGINEERING

Solution Supports Initiative of The National Center for Additive Manufacturing Excellence (NCAME) in Support of Aviation and Space Industries

materialise

Materialise and Sigma Labs Develop Breakthrough Technology to Advance Metal Additive Manufacturing

SIGMA LABS

Sigma Labs Expands In-Process Monitoring Product Capabilities into the Polymer 3D Printing Market

SIGMA LABS
The QA Standard for Additive Manufacturing

Metal Plus Polymer Market Opportunity

METAL AND POLYMER AM MARKET SIZE 2020 AND 2025

Additive Manufacturing market to reach almost EUR 18 billion in 2025



System
Material
Service
CAGR 20.0%
7.17
3.04
2.30
1.83
17.83
6.95
5.46
5.43
2020
2025
AMPOWER

FIGURE 4 METAL AND POLYMER ADDITIVE MANUFACTURING MARKET 2020 AND SUPPLIER FORECAST 2025 [EUR BILLION]

SYSTEM SALES REVENUE BY TECHNOLOGY 2020 AND 2025

More than half of the revenue is earned by Powder Bed Fusion system suppliers



Total 2020
EUR 1.83 bn
Total 2025
EUR 5.43 bn
Metal PBF (LB/EB)
LB/EB DED
Arc DED
Metal FDM
Metal BJT
Polymer PBF
Filament based ME
Pellet Based ME
VAT Polymerization
Area wise Vat Polymerization
Material Jetting
Other

FIGURE 7 SYSTEM SALES REVENUE BY TECHNOLOGY 2020 AND SUPPLIER FORECAST 2025 [EUR BILLION]

POLYMER SYSTEM SALES BY TECHNOLOGY 2020

Total machine sales reached 22,562 during global pandemic



Total units 2020
22,562
2,061
1,549
7,420
5,610
5,821
39
PBF
Filament Based ME
Pellet Based ME
Vat Polymerization
Area-wise Vat Polymerization
Material Jetting
AMPOWER

FIGURE 17 POLYMER MACHINE SALES BY TECHNOLOGY 2020 [UNITS]

- Generated by customer demand
- Within targeted vertical market
- Same need for quality and part validation
- Same customer with different part requirements
- Same pricing

SIGMA LABS
The QA Standard for Additive Manufacturing

Mission Statement

To accelerate the adoption of Additive Manufacturing by setting the standard for In-situ Quality Monitoring and Analytics

- Third-party Agnostic – Printers and Software
- Standards-based
- Out of the Box Functionality
- Integrated with End-to-End Workflows
- Radical Collaboration


Space Exploration


Defense


Aerospace


Energy


Research and
Universities

Significance of Closed Loop

Directly improving overall equipment effectiveness (OEE) and decreasing total production cost


Materialise Control Platform
materialise
materialise
innovators you can count on
SIGMA LABS
The QA Standard for Additive Manufacturing

Items that must be true for this to matter…

1: CONFIDENCE IN MONITORING AND ANALYTICS TO PROVIDE SOLID AND ACTIONABLE DATA

- Early scrap identification and guidance for post inspection

2: CREATE A CONNECTED AND ACTIONABLE LINK TO CONTROL OF THE MACHINE

- Closely connect analytics with machine control system, stems from a great partnership with Materialise

3: USE REAL-TIME DATA AND HIGH-SPEED ANALYTICS TO CORRECT PROCESS

- Reduce scrap rates and improve quality without a disruptive change in the process definition.

End Outcome…

- Decrease Scrap
- Increase uptime
- Decrease inspection cost

(can be up to 50% of part cost)

= ***LOWERING TOTAL PRODUCTION COST***

Driving Standardization

Actively helping set standards to move the industry forward, participating in key consortiums, and partnering with key institutions

- ASTM Committee E07 (non-destructive testing)
- ASTM Consortium Founding Member
- NIST temperature monitoring calibration standard
- Auburn University National Center for Additive Manufacturing

ASTM INTERNATIONAL

NIST
National Institute of Standards and Technology
U.S. Department of Commerce

Funded by several grants from:

NASA

ASTM INTERNATIONAL

Federal Aviation Administration



PrintRite3D

Partner Ecosystem and OEM Strategy

Additive Industries

DMG MORI

aconity 3D
ELABORATING YOUR ADDITIVE PRODUCTION

More to Come…

Full OEM
- Markets, sells, installs PrintRite3D
- Integrated into process workflow
- Moving towards software only model
- Revenue generator for OEM

Development Partner OEM
- Established OEM
- Leverage and monetize IP
- Reduces OEM's R&D

PrintRite3D OEM
- Printers certified as PrintRite3D Ready
- Jointly market
- Sigma sells, installs and supports

Partner OEM
- Joint customers
- Focus on success

Additive Manufacturing Workflow

The agnostic monitoring and analytics engine that drives additive manufacturing Quality Assurance (QA)


Process
Across Modalities
(LPBF, DED, Polymer SLS)
Monitoring and analyzing the additive continuum
SIGMA LABS
The QA Standard for Additive Manufacturing
Across Materials
The 3rd party agnostic analytics engine
Machine
Part
CAD / Process
Simulation
Request Job / Routing
Feedstock
Process Monitoring (IPQA)
Post-Processing
Material Properties
Qualified Parts

SIGMA LABS
The QA Standard for Additive Manufacturing

Product Direction

Out of the box functionality. Fast ROI.


BUSINESS
IMPROVE
PROCESS
ANALYSE
R&D
MARKETIN
PROFIT
INDUSTRY
NEW
KNOWLEDGE


Investment
Measure
ROI
Performance
Efficiency
Risk
Decision

Faster Part Qualification

- Automated workflow
- Standards-based
- Certified reports and audits
- Integrated into end-to-end process
- Enhanced user experience

Business Model Evolution

- Shift from Perpetual License to Subscription Pricing
  - Lowers barrier of entry for end users
  - Smooths out revenue stream
  - Increases forecasting accuracy
  - Recognized revenue less in first year and more in years 2 – n
  - Increased valuation
- Shift from approximately 20% OEM to 70% OEM and OEM related revenue
  - Increases leverage
  - Creates independent revenue streams
  - Increases our gross margin
- Moving from 100% Hardware/Software solution to 50% software only revenue
  - Significantly lower price point for OEMs
  - Embedded non-optional model

SIGMA LABS
The QA Standard for Additive Manufacturing

Subscription Pricing

Frictionless pricing, contracts, and partnerships


SIMPLE

Example: Dual Laser

Model	Yr. 1	Yr. 2	Yr. 3	Total
Perpetual	$110.0k	$12.0k	$12.0k	$134.0k
Subscription*	$63.5k	$55.5k	$55.5k	$174.5k
Difference	$(46.5k)	$43.5k	$43.5k	$40.5k

* Monthly subscription price is $4,625 and includes hardware, software and maintenance.

End Users - Straight Forward Contracts and Pricing

- 3-year contract
- Smaller initial commitment
- Faster ROI

OEMs

- Multiple ways to leverage our IP
- Commitment to standards
- Reduce R&D costs
- Additional revenue stream

SIGMA LABS
The QA Standard for Additive Manufacturing

Measuring our Progress

- Additional end user contracts in select verticals
- Additional OEM Relationships
- Strategic partnerships - End-to-end solution providers
- Increased contributions to standards organizations
- Continued Radical collaboration
- 8.0 – Qualification Workflow Release
- Increasing recognized revenue and TCV

Summary

Strategic shifts in our strategy based on opportunity and market acceleration

- Lowers barriers of entry and provides for faster ROI for end users
- Aggressive shift to software only for OEMs
- Embedded non-optional model
- Laser focus on vertical markets targeting multiple systems and multiple products
- Field organization in place to support customers and OEMs to ensure success
- Management team that is up to the challenge

To accelerate the adoption of Additive Manufacturing by setting the standard for In-situ Quality Monitoring and Analytics

Q & A